Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Agreement") dated as of June 23, 2006 is made by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 24, 2005 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit subfacility and a swing line subfacility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premise and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended by replacing the table set forth therein with the following in lieu thereof:

Pricing Level	Pricing Level Leverage Ratio	Applicable Rate (Commitment Fee)	Applicable Rate (Eurodollar Rate Loans)	Applicable Rate (Base Rate Loans)	Applicable Rate (Financial Letter of Credit Fee)	Applicable Rate (Performance Letter of Credit Fee)	Applicable Rate (Utilization Fee)
1	Less than 0.50 to 1.00	0.125%	0.600%	00.0%	0.600%	0.450%	0.100%
2	Less than 1.00 to 1.00 but greater than or equal to 0.50 to 1.00	0.150%	0.700%	00.0%	0.700%	0.525%	0.100%
3	Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	0.200%	0.800%	00.0%	0.800%	0.600%	0.100%
4	Greater than or equal to 2.00 to 1.00	0.250%	1.000%	00.0%	1.000%	0.750%	0.100%

(b) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “2010” therein with “2011” in lieu thereof.

(c) Section 7.02(g) of the Credit Agreement is hereby amended by replacing the reference to "$35,000,000" therein with "$50,000,000" in lieu thereof

(d) Schedule 5.06 is hereby amended by deleting it in its entirety and replacing it with Schedule 5.06 attached hereto.

2.  Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) four (4) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and each of the Lenders, together with all schedules and exhibits thereto duly completed;

(ii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) all other fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.
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4.  Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Parry in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a parry to a Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors parry hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

(e) The resolutions (i) of each of the Loan Parties party to this Agreement that were certified and delivered to the Administrative Agent on the Closing Date pursuant to Section 4.01(a)(iii) of the Credit Agreement are still in full force and effect and have not been amended, modified, revoked, rescinded or otherwise altered since their adoption and (ii) adopted by the Borrower at a meeting of its Board of Directors held on May 22, 2006, and certified by the Secretary of the Borrower as attached hereto as Annex A, are in full force and effect and have not been amended, modified, revoked, rescinded or otherwise altered since their adoption; and

(f) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic format (including .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.15 and 10.16 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.

[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

 BORROWER:

GRANITE CONSTRUCTION INCORPORATED
a Delaware corporation

By:  /s/ William G. Dorey
William G. Dorey
President & Chief Executive Officer

By:  /s/ William E. Barton
William E. Barton
Sr. Vice President & Chief Financial Officer

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Pages

GUARANTORS:

GRANITE CONSTRUCTION COMPANY
a California corporation

By:  /s/ William G. Dorey
   William G. Dorey
   President & Chief Executive Officer

By:  /s/ William E. Barton
William E. Barton
Sr. Vice President & Chief Financial Officer

GRANITE LAND COMPANY
a California corporation

By:  /s/ Scott D. Wolcott
   Scott D. Wolcott
   President

By:  /s/ William E. Barton
   William E. Barton
   Senior Vice President

INTERMOUNTAIN SLURRY SEAL, INC.
a Wyoming corporation

By:  /s/ Brian R. Dowd
   Brian R. Dowd
President & Chief Executive Officer

By:  /s/ David J. Brunton
David J. Brunton
   Chief Financial Officer & Treasurer

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Pages

POZZOLAN PRODUCTS COMPANY (P.P.C.)
a Utah corporation

By:  /s/ Brian R. Dowd
   Brian R. Dowd
President & Chief Executive Officer

By:  /s/ David J. Brunton
David J. Brunton
   Chief Financial Officer & Treasurer

GILC, LP
a California limited partnership

By: GILC INCORPORATED, its general partner

By:  /s/ William E. Barton
   William E. Barton
President & Chief Executive Officer

By:  /s/ RC Allbritton
Roxane C. Allbritton
   Vice President & Chief Financial Officer

GRANITE CONSTRUCTION NORTHEAST, INC.
a New York corporation

By:  /s/ William G. Dorey
William G. Dorey
President & Chief Executive Officer

By:  /s/ William E. Barton
William E. Barton
Sr. Vice President & Chief Financial Officer

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Pages

ADMINISTRATIVE AGENT:

Bank of America, N.A., as Administrative Agent

By: /s/ Brenda H. Little
Name: Brenda H. Little
Title: Assistant Vice President

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Pages

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ RW Troutman
Name: Robert W. Troutman
Title: Managing Director

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Page

BNP PARIBAS.

By: /s/ PN Rogers
Name: Pierre-Nicholas Rogers
Title: Managing Director

By: /s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Page

HARRIS N.A.

By: /s/ Kristina Burden
Name: Kristina Burden
Title: Vice President

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Page

U.S. BANK, N.A.

By: /s/ R.Michael Law
Name: R.Michael Law
Title: Senior Vice President

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Page

COMERICA BANK

By: /s/ Don R. Carruth
Name: Don R. Carruth
Title: Assistant Vice President

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Page

UNION BANK OF CALIFORNIA, N.A.

By: /s/ David A. Jochim
Name: David A. Jochim
Title: Senior Vice President

Amendment No. 1 to Credit Agreement
Granite Construction Incorporated
Signature Page

GRANITE CONSTRUCTION INCORPORATED
Schedule 5.06
LITIGATION
Eldredge

A $9.3 million judgment was entered in June 2005 against our wholly owned subsidiary Granite Construction Company ("GCCO") by the District Court Clark County, Nevada, in an action entitled Eldredge vs. Las Vegas Valley Water District, GCCO, et al. The civil lawsuit was initially brought by a former employee of GCCO against the Las Vegas Water District in June 2000. The plaintiff subsequently filed an amended complaint on June 10, 2003, bringing GCCO into the action and seeking compensation in addition to the worker's compensation payments the employee previously accepted for injuries sustained when a trench excavation collapsed. The jury issued a verdict finding against GCCO on two causes of action, assault and battery and intentional infliction of emotional distress. The judgment awarded damages for past and future lost wages, medical expenses and pain and suffering. Although no punitive damages were assessed, GCCO's insurance carriers have denied coverage for this judgment.

On June 23, 2005, GCCO filed several post-trial motions seeking reconsideration by the trial court as well as a reduction in the amount of the judgment. These post-trial motions were heard in September 2005 and were denied in March 2006. We will pursue an appeal of the judgment. We anticipate that the appeal process will take between 12 and 18 months to complete. During the three months ended June 30, 2005, we recorded a provision of $9.3 million, which was estimated based on the amount of the judgment described above. The judgment will accrue interest until it is satisfied.

After the verdict was issued, the plaintiff filed a motion seeking monetary sanctions against GCCO in the amount of $26.8 million (a multiple of the jury verdict) based on allegations that GCCO and/or its trial counsel improperly withheld and/or attempted to influence testimony in respect to the case. GCCO's opposition to the motion and the plaintiff's reply have been filed with the Court. We believe that the plaintiff has failed to submit any meaningful proof to support these allegations, that the motion is without merit and that it is highly unlikely that the motion will be granted. The judge decided after the sanctions motion was heard in September 2005 to reserve any decision and calendared the motion for a status check in March 2007.

Silica

GCCO is one of approximately 100 to 300 defendants in six active California Superior Court lawsuits, four of which were filed against Granite in 2005 and two were filed against Granite in 2006, in Alameda County (Riley vs. A-1 Aggregates, et al.; Molina vs A-1 Aggregates, et al.; Dominguez vs. A-1 Aggregates, et al.; Cleveland vs. A. Teichert & Son.; Guido vs. A. Teichert & Son, Inc.; and Williams vs. A. Teichert & Son, Inc.). Each lawsuit was brought by a single plaintiff who is seeking money damages by way of various causes of action, including strict product and market share liability, alleges personal injuries caused by exposure to silica products and related materials during the plaintiffs' use or association with sand blasting or grinding concrete. The plaintiff in each lawsuit has categorized the defendants as equipment defendants, respirator defendants, premises defendants and sand defendants. We have been identified as a sand defendant, meaning a parry that manufactured, supplied or distributed silica-containing products. Our preliminary investigation revealed that we have not knowingly sold or distributed abrasive silica sand for sandblasting, and therefore, we believe the probability of these lawsuits resulting in an incurrence of a material liability is remote. We have been dismissed from seven other similar lawsuits, six of which were served in 2004 and one that was served in 2005. In addition, we have been apprised of two complaints that are based on similar allegations of exposure to silica containing products being filed, but not served, against GCCO and more than one hundred other defendants in California Superior Court. We are investigating the specific allegations against GCCO for these new complaints.

ANNEX A
See attached.

GRANITE CONSTRUCTION INCORPORATED

CERTIFICATE OF SECRETARY

I, James M. Cady, Assistant Secretary of GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation, do hereby certify that the following is a true and correct copy of resolutions duly adopted on May 22, 2006 at a regular meeting by the Board of Directors; that the Directors acting were duly and regularly elected; and that the resolutions adopted have not been modified or repealed and are still in full force and effect:

AUTHORIZATION OF APPROVED CONTRACT SIGNERS AND ATTESTORS

RESOLVED, that the below listed officers are authorized to execute documents and agreements in connection with the operations of the Company:

David H. Watts	Chairman of the Board
William G. Dorey	President and Chief Executive Officer
Mark E. Boitano	Executive Vice President and Chief Operating Officer
William E. Barton	Senior Vice President, Chief Financial Officer, Corporate Compliance Officer and Assistant Secretary
Michael F. Donnino	Senior Vice President and Manager, Heavy Construction Division and Assistant Secretary
James H. Roberts	Senior Vice President, Branch Division Manager and Assistant Secretary
Michael Futch	Vice President, General Counsel and Secretary
Roxane C. Allbritton	Vice President, Treasurer, Assistant Financial Officer and Assistant Secretary
Darryl W. Goodson	Vice President, Heavy Construction Division Assistant Manager and Assistant Secretary
Brian C. Kaub	Vice President, Assistant Manager, Heavy Construction Division & Assistant Secretary
Randy J. Kremer	Vice President, Branch Division Manager of Construction Materials and Assistant Secretary
John A. Franich	Vice President, Branch Division Manager of Construction & Assistant Secretary
Mary G. McCann-Jenni	Vice President, Assistant Financial Officer, Controller and Assistant Secretary
David R. Grazian	Director of Corporate Taxation and Assistant Secretary
Jigisha Desai	Assistant Treasurer and Assistant Secretary

RESOLVED FURTHER, that the authority provided herein is subject to the limits of corporate authority previously approved.

RESOLVED FURTHER, that the below listed officers are authorized to attest documents and agreements in connection with the operations of the Company:

William G. Dorey	President and Chief Executive Officer
Mark E. Boitano	Executive Vice President and Chief Operating Officer
William E. Barton	Senior Vice President, Chief Financial Officer, Corporate Compliance Officer and Assistant Secretary
Michael F. Donnino	Senior Vice President and Manager, Heavy Construction Division and Assistant Secretary
James H. Roberts	Senior Vice President, Branch Division Manager and Assistant Secretary
Michael Futch	Vice President, General Counsel and Secretary
Roxane C. Allbritton	Vice President, Treasurer, Assistant Financial Officer and Assistant Secretary
Darryl W. Goodson	Vice President, Heavy Construction Division Assistant Manager and Assistant Secretary
Brian C. Kaub	Vice President, Assistant Manager, Heavy Construction Division & Assistant Secretary
Randy J. Kremer	Vice President, Branch Division Manager of Construction Materials and Assistant Secretary
John A. Franich	Vice President, Branch Division Manager of Construction & Assistant Secretary
Mary G. McCann-Jenni	Vice President, Assistant Financial Officer, Controller and Assistant Secretary
David R. Grazian	Director of Corporate Taxation and Assistant Secretary
Jigisha Desai	Assistant Treasurer and Assistant Secretary
James M. Cady	Assistant General Counsel and Assistant Secretary
Kenneth M. Smith	Heavy Construction Division Counsel and Assistant Secretary
Richard A. Watts	Branch Division Counsel and Assistant Secretary

Dated: June 20, 2006

/s/ James M. Cady
James M. Cady

GRANITE CONSTRUCTION INCORPORATED

CERTIFICATE OF ASSISTANT SECRETARY

I, James M. Cady, Assistant Secretary of GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the "Company), do hereby certify that the following is a true and correct copy of resolutions duly adopted at the Board of Directors meeting held on May 22, 2006; that the meeting was legally held; that the Directors acting were duly and regularly elected; and that the resolutions adopted at said meeting have not been modified or repealed and are still in full force and effect:

AUTHORIZATION OF APPROVED BORROWERS

RESOLVED, that effective May 22, 2006, the below listed individuals are authorized borrowers on behalf of the Company:

William G. Dorey	President and Chief Executive Officer
Mark E. Boitano	Executive Vice President and Chief Operating Officer
William E. Barton	Senior Vice President, Chief Financial Officer, Corporate Compliance Officer and Assistant Secretary
Michael F. Donnino	Senior Vice President, Heavy Construction Division Manager and Assistant Secretary
James H. Roberts	Senior Vice President, Branch Division Manager and Assistant Secretary
Roxane C. Allbritton	Vice President, Treasurer, Assistant Financial Officer and Assistant Secretary
Darryl W. Goodson	Vice President, Heavy Construction Division Assistant Manager and Assistant Secretary
Brian C. Kaub	Vice President, Heavy Construction Division Assistant Manager and Assistant Secretary
Randy J. Kremer	Vice President, Branch Division Manager of Construction Materials and Assistant Secretary
John A. Franich	Vice President, Branch Division Manager of Construction and Assistant Secretary
Mary G. McCann-Jenni	Vice President, Assistant Financial Officer, Controller and Assistant Secretary
Brian R. Dowd	Vice President, Director of Human Resources and Assistant Secretary
David R. Grazian	Director of Corporate Taxation and Assistant Secretary
Jigisha Desai	Assistant Treasurer and Assistant Secretary

RESOLVED FURTHER, that any instrument required for borrowing on behalf of the Company shall require two (2) signatures, of which one (1) will be from the Finance Department.

AUTHORIZATION OF APPROVED CHECK SIGNERS

RESOLVED, that the below listed individuals are authorized to sign checks and drafts drawn on the Company’s accounts, and that two such signatures are required on each check or draft so drawn:

William G. Dorey	President and Chief Executive Officer
Mark E. Boitano	Executive Vice President and Chief Operating Officer
William E. Barton	Senior Vice President, Chief Financial Officer, Corporate Compliance Officer and Assistant Secretary
Michael F. Donnino	Senior Vice President, Heavy Construction Division Manager and Assistant Secretary
James H. Roberts	Senior Vice President, Branch Division Manager and Assistant Secretary
Darryl W. Goodson	Vice President, Heavy Construction Division Assistant Manager and Assistant Secretary
Brian C. Kaub	Vice President, Heavy Construction Division Assistant Manager, and Assistant Secretary
Randy J. Kremer	Vice President, Branch Division Manager of Construction Materials and Assistant Secretary
John A. Franich	Vice President, Branch Division Manager of Construction and Assistant Secretary
Mary G. McCann-Jenni	Vice President, Assistant Financial Officer, Controller and Assistant Secretary
David R. Grazian	Director of Corporate Taxation and Assistant Secretary
Alan W. Ramsay	Assistant Controller

Dated: June 20, 2006

/s/ James M. Cady
James M. Cady

INCUMBENCY CERTIFICATE
GRANITE CONSTRUCTION INCORPORATED

I, James M. Cady, the duly appointed and acting Assistant Secretary of GRANITE CONSTRUCTION INCORPORATED (the "Company"), do hereby certify in connection with the Credit Agreement dated as June 24, 2005 by and among Granite Construction Incorporated, as Borrower, the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender (the "Credit Agreement") (as amended, restated, supplemented or other modified), that set forth below are the names and the respective offices and the true and genuine specimen signatures of the duly elected, qualified and acting Responsible Officers of the Company authorized to execute and deliver on behalf of the Company all Loan Documents to which the Company is party, and all other documents necessary or appropriate to consummate the transactions contemplated therein or in the Credit Agreement and the Loan Documents:

Name	Office	Signature
Jigisha Desai	Assistant Treasurer and Assistant Secretary	/s/ Jigisha Desai

Brian Robert Dowd	VP, Human Resources and Assistant Secretary	/s/ Brian Dowd

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings therefor set forth in the Credit Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2006.

/s/ James M. Cady
James M. Cady
Assistant Secretary